                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Univision Communications Inc.:

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 2000 included in Univision Communications Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 26, 2001